Exhibit 10.2

EXECUTION VERSION

LETTER AGREEMENT AMENDMENT

Reference is made to that certain Agreement (the “Original Agreement”), dated October 29, 2018, by and between Centric Brands Inc. (f/k/a Differential Brands Group, Inc.) (the “Company”) and the investors thereto (the “Investors”).    This amendment (the “Amendment”), dated October 3, 2019, by and among the Company and the Investors set forth below, amends and modifies the Original Agreement.  The Original Agreement, as amended and modified by this Amendment, is referred to as the “Agreement”.  Terms used but not otherwise defined herein shall have the meaning defined in the Original Agreement.    The Company and the Stockholder hereby represent and agree as follows:

1.	The Investors collectively represent the Majority Investors as of the date hereof.
2.	The third and fourth paragraphs of the Original Agreement are amended and restated as follows:

“The Company agrees that out of the Company’s existing 2016 Stock Incentive Compensation Plan (the “2016 Plan”) 1,776,500 shares of Common Stock (the “Special Committee Grants”) will be allocated by a Special Committee (as defined in the Stockholders Agreement, dated as of October 29, 2018, by and among the Company, the Investors and the other stockholders party thereto) in accordance with such Stockholders Agreement.

In the event any shares of the Special Committee Grants eligible to be awarded under the 2016 Plan (a) are not allocated by the Special Committee on or before October 29, 2019, or (b) if awarded, are forfeited or cancelled or if an award from the Special Committee Grants terminates or expires without a distribution of the underlying shares of the Special Committee Grants to the applicable participant (including as a result of any net withholding for taxes and exercise price), the shares with respect to such award shall, to the extent of any such forfeiture or cancellation, termination or expiration, be removed from the aggregate amount of the Special Committee Grants and shall instead be delivered to the Investors (pro rata in accordance with their holdings of Shares as of the date of the Original Agreement) on October 29, 2020 or, if such forfeiture, cancellation, termination or expiration occurs after such date, on October 29, 2021; provided that either of such dates for delivery shall be extended automatically as to any Investor upon notice from such Investor that an extension is necessary so that no disposition by such Investor for purposes of Section 16 of the Securities Exchange Act of 1934 shall have occurred within the six (6) months immediately preceding such date for delivery.”

3.	Except as set forth above, this Amendment does not change or modify the Original Agreement and all provisions of the Original Agreement apply to this Amendment as if set forth herein.

ACCEPTED AND AGREED:

CENTRIC BRANDS INC., a Delaware corporation

By:	/s/ Andrew Tarshis
Name:	Andrew Tarshis
Title:	EVP, General Counsel

GSO Capital Opportunities Fund III LP
By: GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO CSF III Holdco LP
By: GSO Capital Solutions Associates III LP, its general partner
By: GSO Capital Solutions Associates III (Delaware) LLC, its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Aiguille des Grands Montets Fund II LP
By: GSO Capital Partners LP, as attorney-in-fact

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Credit Alpha II Trading (Cayman) LP
By: GSO Credit Alpha Associates II LP, its general partner
By: GSO Credit Alpha Associates II (Delaware) LLC, its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO Harrington Credit Alpha Fund (Cayman) L.P.
By: GSO Harrington Credit Alpha Associates L.L.C., its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

BTO LEGEND HOLDINGS L.P.
By: BTO Holdings Manager L.L.C., its General Partner
By: Blackstone Tactical Opportunities Associates L.L.C., its Managing Member
By: BTOA L.L.C., its Sole Member

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES
INVESTMENT PARTNERSHIP III (Cayman) – NQ – ESC L.P.
By: BTO GP – NQ L.L.C., its General Partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory